UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 15, 2021

EVOLVING SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (IRS Employer Identification No.)

9800 Pyramid Court, Suite 400 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVOL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.   Entry into a Material Definitive Agreement.

Equity Purchase Agreement and Software Purchase Agreements

On October 15, 2021, Evolving Systems, Inc. and certain of its subsidiaries (collectively, the “Company”) entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) and two Software Purchase Agreements (the “Software Purchase Agreements” and, together with the Equity Purchase Agreement and the other transaction documents described therein, the “Purchase Agreements”) with subsidiaries and affiliates of PartnerOne Capital, Inc. (the “Purchasers”). The Purchase Agreements contemplate the sale and transfer of substantially all of the Company’s operating subsidiaries and all of its assets to the Purchasers for an aggregate purchase price of $40 million (subject to adjustment as set forth in the Equity Purchase Agreement). The Purchase Agreements include customary terms and conditions, including an adjustment to the purchase price based on the Company’s cash and cash equivalents on hand as of the closing date and provisions that require the Company to indemnify the Purchasers for certain losses that it incurs as a result of a breach by the Company of its representations and warranties in the Purchase Agreements and certain other matters.

Proceeds from the sale will be payable as follows: (1) a $37.50 million payment to the Company in cash on the closing date (subject to an adjustment as set forth in the Equity Purchase Agreement), and (2) $2.50 million placed in escrow on the closing date as security for the Company’s indemnification obligations to the Purchasers under the Purchase Agreements, which amount will be released to the Company on or before the first business day following the date that is twelve months from the closing date (less any portion of the escrow used to make indemnification payments to the Purchasers).

The Purchase Agreements contain customary representations and warranties of each of the parties. The Purchase Agreements contain indemnification rights in favor of the Company following closing for (i) breaches of any of the representations or warranties by the Purchasers including, but not limited to, breaches related to organization, authorization, and governmental authorization, and (ii) breaches of the covenants or agreements of the Purchasers in the Purchase Agreements. In addition, the Purchase Agreements contain indemnification rights in favor of the Purchasers following closing for (i) breaches of certain fundamental representations and warranties by the Company, including breaches related to organization, authorization, capitalization, title to purchased assets, and finders’ fees, (ii) breaches of any of the representations and warranties by the Company, and (iii) breaches of the covenants or agreements of the Company in the Purchase Agreements.

The completion of the transactions contemplated by the Purchase Agreements are subject to customary closing conditions, including the approval of the transactions by the Company’s stockholders.

The Equity Purchase Agreement prohibits the Company and its subsidiaries and representatives from soliciting, providing information or entering into discussions concerning proposals relating to alternative acquisitions proposals, subject to certain limited exceptions. However, during the period from October 15, 2021 and continuing until 11:59 p.m. (EST) on November 15, 2021 (the “Go-Shop Period”), the Company is permitted to solicit, or initiate any acquisition proposal and engage in, enter into, continue or otherwise participate in any discussions or negotiations with respect to any acquisition proposal. At the end of the Go-Shop Period, the Company will cease such activities, and will be subject to customary restrictions on its ability to solicit third party proposals relating to alternative transactions or to provide information to and engage in discussions with a third party (other than any Excluded Party, as described below) in relation to an alternative transaction, subject to certain customary exceptions to permit the Company Board to comply with its fiduciary duties. However, the Company may continue to engage in the foregoing activities with any third party that made an acquisition proposal prior to the end of the Go-Shop Period (each, an “Excluded Party”), but only for so long as such third party’s acquisition proposal is available to the company. Upon the withdrawal or termination of an acquisition proposal from an Excluded Party, such party shall no longer be an Excluded Party. The Company has engaged ValueScope, Inc. to act as the Company’s investment banker during the Go-Shop Period.

The Purchase Agreements contain specified termination rights for the parties. The Company has the right to terminate the Purchase Agreements if it enters into a definitive agreement in respect of a Superior Proposal (as defined in the Equity Purchase Agreement), provided that the Company complies with certain notice and other requirements set forth in the Equity Purchase Agreement. In such event, the Company may be required to pay the Purchasers a termination fee equal to $2.0 million.

Simultaneously with the execution of the Purchase Agreements, Singer Children’s Management Trust (the “Stockholder”), which holds approximately 20.8% of the Company’s issued and outstanding common stock, entered into a Voting Agreement with the Purchasers (the “Voting Agreement”). The Voting Agreement requires the Stockholder, so long as the Voting Agreement has not terminated in accordance with its terms, to vote in favor of the Company’s consummation of the transactions contemplated by the Purchase Agreements. The Voting Agreement and the obligations of the Stockholder will terminate upon, among other things, the termination of the Purchase Agreements, the withdrawal by the board of directors of its recommendation that stockholders vote to approve the Purchase Agreements, or the entry by the Company, without the prior written consent of the Stockholder, of an amendment to the Purchase Agreements or a waiver of any term thereof which results in a material decrease in, or material change in the composition of, the purchase price payable under the Purchase Agreements. The Voting Agreement does not limit or affect any actions or omissions taken by any affiliate of the Stockholder in its capacity as a director or officer of the Company and may not be construed to prohibit, limit, or restrict any stockholder (whether or not affiliated with the Stockholder) from exercising its fiduciary duties as an officer or director of the Company or its remaining stockholders.

Simultaneously with the approval by the board of directors of the Company (the “Board”) of the Company’s execution of the Purchase Agreements, the Board formed a subcommittee of the Board (the “Investment Committee”) to evaluate options to maximize the value of the Company’s assets, which, following the closing of the transactions contemplated under the Purchase Agreements, will consist primarily of cash and cash equivalents. The Board has authorized the Investment Committee to retain such counsel, experts, consultants or other professionals as the Investment Committee shall deem appropriate from time to time to aid the Investment Committee in the performance of its duties.

A copy of the Equity Purchase Agreement is attached hereto as Exhibit 2.1. Copies of the Software Purchase Agreements are attached hereto as Exhibits 2.2 and 2.3. The description of the material terms of the Purchase Agreements in this Item 1.01 is qualified in its entirety by reference to such exhibits, which are incorporated herein by reference. A copy of the press release announcing the sale is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.01. Regulation FD Disclosure.

On October 18, 2021, the Company issued a press release announcing the execution of the Purchase Agreements described above in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Forward Looking Statements

Certain statements in this communication constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to the Company’s future prospects, developments and business strategies. Except for the historical information contained herein, the matters discussed in this communication are forward-looking statements that involve risks and uncertainties that may cause the Company’s actual results to be materially different from such forward-looking statements and could materially adversely affect its business, financial condition, operating results and cash flows. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreements; the failure to obtain the approval of the Company’s stockholders or required third party consents or the failure to satisfy any of the other closing conditions to the Purchase Agreements; potential disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the Purchase Agreements on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; general business conditions; changes in overall economic conditions that impact consumer spending; the impact of competition; and other factors which are often beyond the control of the Company, as well as other risks listed in the Company’s Form 10-K filed March 17, 2021 with the Securities and Exchange Commission and risks and uncertainties not presently known to the Company or that the Company currently deems immaterial. The Company wishes to caution you that you should not place undue reliance on such forward-looking statements, which speak only as of the date on which they were made. The Company does not undertake any obligation to update forward-looking statements, except as required by law.

Important Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at https://www.evolving.com/investors. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a written request to Corporate Secretary, Evolving Systems, Inc., 9800 Pyramid Court, Suite 400, Englewood, Colorado, 80112. Phone: (303) 802-1000.

Investor Relations:

Email: investors@evolving.com

Matthew Stecker, director and Chief Executive Officer, Mark Szynkowski, Senior Vice President of Finance and Secretary, and certain other directors and officers of the Company, are or may be deemed participants in the Company’s solicitation. Neither Mr. Stecker nor Mr. Szynkowski own in excess of 1.0% of the Company’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant documents to be filed with the SEC in connection with the transaction. Information relating to the foregoing can also be found in the Company’s definitive proxy statement filed April 30, 2021. To the extent that holdings of the Company’s securities have changed since the amounts printed in the 2021 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to such transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.evolving.com/investors.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1*	Equity Purchase Agreement, dated as of October 15, 2021, by and among Evolving Systems, Inc. and Evolving Systems Holdings Ltd., ETI-NET Inc., Investissements Riv Europe Ltee, a Quebec corporation, and Said Hini.

2.2*	Software Purchase Agreement, dated as of October 15, 2021, by and among Evolving Systems, Inc., Evolving Systems NC, Inc., and ETI-NET Inc.

2.3*	Software Purchase Agreement, dated as of October 15, 2021, by and among Evolving Systems, Inc., Evolving Systems Limited, and ETI-NET Inc.

99.1	Press release of Evolving Systems, Inc. issued on October 18, 2021.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

* Certain exhibits and the disclosure schedules to the Purchase Agreements have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of any exhibit or schedule omitted from the Purchase Agreements to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2021

Evolving Systems, Inc.

(Registrant)

By:	/s/ Mark P. Szynkowski
Mark P. Szynkowski
Senior Vice President of Finance & Secretary